UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

☒	Definitive Information Statement

ZERIFY, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

	(4)	Proposed maximum aggregate value of transaction: Not Applicable
	(5)	Total fee paid: Not Applicable

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

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	(2)	Form, Schedule or Registration Statement No.: Not Applicable
	(3)	Filing Party: Not Applicable
	(4)	Date Filed: Not Applicable

 ZERIFY, INC.

June 13, 2023

Dear Stockholder:

This Information Statement is being furnished to holders of shares of common stock, par value $0.00001 per share (the “Common Stock”), of Zerify, Inc. (p/k/a StrikeForce Technologies, Inc.), a Wyoming Corporation (the “Company”), with respect to the following items (the “Corporate Action”):

The approval of a Certificate of Amendment to the Company’s Articles of Incorporation to increase its authorized common stock from four billion (4,000,000,000) to ten billion (10,000,000,000) shares representing an increase of six billion (6,000,000,000) Shares.  The Certificate of Amendment will not be filed until at least 20 days after we file the Information Statement with the Securities and Exchange Commission and deliver the Definitive Information Statement to our shareholders of record.

The above Corporate Action was approved by 3 shareholders holding 80% of our voting power on May 23, 2023 by written consent in lieu of an annual meeting of shareholders.

This Information Statement describes the purpose and provisions of the Corporate Action and provides additional information about the Corporation.

For the Board of Directors of
ZERIFY, INC.

By:	/s/ Mark L Kay
Mark L Kay
Chief Executive Officer

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ZERIFY, INC.

1090 King Georges Post Road, Suite 603

Edison, NJ 08837

(732) 661-9641

June 13, 2023

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

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GENERAL

The purpose of this Information Statement is to provide notice that the Company’s shareholders executed a written consent authorizing and approving the following corporate action (the “Corporate Action” or “Authorized Share Increase”):

Approved a Certificate of Amendment to the Company’s Articles of Incorporation to increase its authorized common stock from four billion (4,000,000,000) to ten billion (10,000,000,000) shares representing an increase of six billion (6,000,000,000) Shares in our authorized common stock shares.

The Board of Directors approved the Corporate Action on May 23, 2023

The Board of Directors set May 23, 2023 as the record date for determining shareholders of record to receive this Information Statement. The Certificate of Amendment will not be filed until at least 20 days after we file the Information Statement with the Securities and Exchange Commission and deliver the Definitive Information Statement to our shareholders of record.

As required by SEC rules, we are distributing this Information Statement on or about June 5, 2023 to shareholders of record. Shareholders may also access the Information Statement online at sec.gov and may request a copy, free of charge, by sending an email to info@zerify.com, or writing to the Company at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837.

CORPORATE ACTION

.	APPROVAL OF A CERTIFICATE OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE ITS AUTHORIZED COMMON STOCK SHARES FROM FOUR BILLION (4,000,000,000) TO TEN BILLION (10,000,000,000)

On May 23, 2023, the shareholders voted on and approved a Certificate of Amendment to the Company’s Articles of Incorporation to increase its authorized common stock Incorporation to increase its authorized common stock from four billion (4,000,000,000) to ten billion (10,000,000,000) shares representing an increase of six billion (6,000,000,000) Shares. On May 23, 2023, the Board of Directors (the “Board”) unanimously approved the Authorized Share Increase. The Company expects to file the proposed Certificate of Amendment, attached as Appendix A to this Information Statement, 20 days after the Definitive Information Statement is first mailed to our shareholders. The Certificate of Amendment will become effective when it has been accepted for filing by the State of Wyoming.

When the Certificate of Amendment has become effective, the common stock shares that the Company will have authority to issue is ten billion (10,000,000,000) shares of common stock, par value $0.0001 per share.

VOTING RIGHTS OF SHAREHOLDERS

The Wyoming Statutes, provides, in substance, that, unless a corporation’s Articles of Incorporation provides otherwise, shareholders may take an action without a meeting of shareholders and without prior notice if a consent or consents in writing that sets forth the action so taken is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve that action at a shareholders meeting. The action becomes effective when written consents from holders of record of a majority of the outstanding voting power are executed and delivered to the Company.

The increase in the authorized number of Common Stock Shares will enable us to continue regular business operations, provide the ability to engage in possible future financings and/or fulfill such other corporate purposes as the Board determines in its discretion.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. Section 17-16-724 of the Wyoming Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

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Notice Pursuant to the Wyoming Statutes

Pursuant to the Wyoming Statutes, we are required to provide prompt notice of the taking of the corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Wyoming Statutes.

Dissenters’ Rights of Appraisal

The Wyoming Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

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VOTING SECURITIES AND PRINCIPAL HOLDERS

As of May 23, 2023 (the “Record Date”), there were 1,358,017,570 Common Stock Shares issued and outstanding, 36,667 shares of Preferred B Stock issued and outstanding, and 3 shares of Series A Preferred Stock issued and outstanding.  Each Preferred A Share equals 1/3 of 80% of the Company’s total outstanding shares (votes). The 3 shares of Series A Preferred Stock collectively represent for voting purposes 80% of the total voting shares, which total as of May 23, 2023 is 5,432,216,960 shares (votes). There is no cumulative voting.

APPROVAL OF THE CORPORATE ACTION (THE AUTHORIZED SHARE INCREASE)

The 3 shares of Preferred A stock as a group are entitled to take an action by written consent or vote equal to 80% of the total voting shares outstanding. On May 23, 2023, the Company received written shareholder consents to the Certificate of Amendment resolution. The consents were received from George Waller, Ram Pemmaraju, and Mark L Kay, representing 80% of the voting power of the Company as of the record date, and the authorized share increase was approved by shareholder consent vote.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the Corporate Action expected to be taken pursuant to the consents or authorizations of our Board and three consenting stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

Three Consenting Stockholders collectively holding 80% of the voting power of the Company’s outstanding voting securities voted in favor of the corporate matters outlined in this Information Statement, consisting of the approval of Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock Shares from four billion (4,000,000,000) Common Stock Shares to ten billion (10,000,000,000) Common Stock Shares.

Who is Entitled to Notice?

Each holder of outstanding voting securities, as of the Record Date will be entitled to notice of the Corporate Action. Three Consenting Stockholders as of the close of business on the Record Date that held about 80% of the voting power of the Company’s outstanding shares of voting securities voted in favor of the Corporate Action to increase our authorized common stock shares from 4,000,000,000 to 10,000,000,000.

What vote was obtained to approve the actions described in this information statement?

We obtained the approval of three stockholders, each of which hold 1 Preferred A Shares entitling each said holder to 1/3 of 80% of the total voting securities, which is 5,432,216,960 votes.

We are distributing this Information Statement to the Company’s shareholders in satisfaction of the notice requirements we have under the Exchange Act and the Wyoming Statutes. We will undertake no additional action with respect to the receipt of the Board and shareholder written consents, and no appraisal rights under the Wyoming Statutes otherwise are afforded to our shareholders as a result of the Corporate Action described in this Information Statement.

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Board Approval of the Corporate Action.

On May 23, 2023, our Board  unanimously approved of the Corporate Action to increase our authorized common stock from 4,000,000,000 Shares to 10,000,000,000 Shares.

No Further Voting Required

All necessary corporate and stockholder approvals have been obtained for the Common Stock Authorized Share Increase.  We are not seeking consent, authorizations, or proxies from you.

Notice to Our Shareholders of Record

We are required to provide prompt notice of the Corporate Action to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required in addition to which, we will be mailing this notice to our shareholders.

APPROVAL OF THE CORPORATE ACTION (THE AUTHORIZED SHARE INCREASE)

The 3 shares of Preferred A stock as a group are entitled to take an action by written consent or vote equal to 80% of the total voting shares outstanding. On May 23, 2023, the Company received written consents to the Certificate of Amendment resolution. The consents were received from George Waller, Ram Pemmaraju, and Mark L Kay representing 80% of the voting power of the Company as of the record date, and the authorized share increase was approved by shareholder consent vote.

Reasons for the Authorized Capital Increase

As of May 23, 2023, there were 1,358,017,570 shares of Common Stock issued and outstanding. In addition, as of the close of business on May 23, 2023, the Company’s Articles of Incorporation currently authorizes the issuance of up to 4,000,000,000 shares of Common Stock, par value $0.0001 per share. The Company has raised capital for its ongoing operations via a Regulation A Offering and through the exercise of Warrant Agreements, which permits the Warrant Holder to convert their respective warrants into common stock shares at the applicable exercise price.  The Warrant Holders hold in the aggregate 954,444,445 Common Stock Shares from the exercise of their Warrants.

Our Board and Consenting Shareholders determined that it is in the best interests of the Company to increase the authorized number of common stock shares from four billion (4,000,000,000)  to ten billion (10,000,000,000) in order to permit the Company to raise funds for its ongoing business operations until such time as the Company is self-funded. In such determination, the Board considered the effect of the increase in authorized shares on its outstanding securities and the level of availability of authorized but unissued shares it deems necessary for the Company to raise additional capital for ongoing business operations by issuing additional restricted common stock shares to raise additional capital.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in the number of authorized shares of Common Stock. The additional shares of Common Stock will be available for issuance from time to time as determined by the Board.

Effect of the Authorized Capital Increase

If we issue additional shares of Common Stock (or securities convertible into, or exercisable or exchangeable for, shares of Common Stock) as described above, this could have the effect of diluting existing stockholders’ ownership. Further, depending upon the price at which shares might be issued, this may have the effect of depressing the price of shares of our Common Stock or diluting the book value of Common Stock per share or earnings per share. Additional issuances could also reduce the per share amounts available upon our liquidation, if that should occur. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares as an antitakeover measure, nor are we aware of any proposed or contemplated transaction of this type.

The additional authorized shares of Common Stock when issued will have the identical powers, preferences, and rights as the shares now issued and outstanding, including the right to cast one vote per share and to receive dividends, if any.

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DIRECTORS AND EXECUTIVE OFFICERS.

The following sets forth our executive officers and/or Directors, their ages, and all offices and positions held with us.

Name	Age	Position
Mark L. Kay	74	Chief Executive Officer and Chairman of the Board of Directors
Philip E. Blocker	66	Chief Financial Officer
Ramarao Pemmaraju	62	Chief Technical Officer and Director
George Waller	65	Executive Vice President and Marketing Director

Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Our executive officers are elected by the Board of Directors to serve until their successors are elected and qualified.

The following is a brief description of the business experience of our executive officers who are also the Directors and significant employees:

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined us as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining StrikeForce Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

Philip E. Blocker, Chief Financial Officer

Philip E. Blocker was appointed as our CEO in Oct 2011.  Mr. Blocker was CFO of MediaServ, a NYC based Internet software development company, in 2001. Prior to MediaServ, Mr. Blocker was a partner in POLARIS, a $25 million technology reseller, specializing in storage and high availability solutions. He is a Certified Public Accountant and has practical experience with taking private companies public.

Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju became our Chief Technology Officer (CTO) in July 2022 and is the inventor of the ProtectID® product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

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George Waller, Executive Vice President and Head of Marketing

Mr. Waller became our Vice President in charge of sales and marketing in June 2002. In July 2002, Mr. Waller became our CEO, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of us: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board of Directors

Our By-laws provide that there must be no less than one and no more than seven directors, as determined by the Board of Directors. Our Board of Directors currently consists of three directors.

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Directors need not be our stockholders or residents of the State of Wyoming. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our executive officers are appointed by the Board of Directors.

During fiscal 2022, our Board of Directors met twelve times. The Board of Directors also uses written resolutions to deal with certain matters and, during fiscal 2022, twenty-two written resolutions were signed by a majority of the Directors.

Compensation of Directors

Our bylaws provide that, unless otherwise restricted by our certificate of incorporation, our Board of Directors has the authority to fix the compensation of directors. The directors may be paid their expenses, if any, related to attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as our director. Our bylaws further provide that no such payment will preclude any director from serving us in any other capacity and receiving compensation. Further, members of special or standing committees may be given compensation for attending committee meetings.

Committees

We have two committees: the Audit Committee and the Compensation Committee. At this time, there are no members of either Committee. Our Board performs the acts of the Committees. None of our current directors are deemed “independent” directors as that term is used by the national stock exchanges or have the requisite public company accounting background or expertise to be considered an “audit committee financial expert” as that term is defined under Regulation S-K promulgated under the Securities Act of 1933, as amended.

We anticipate that the principal functions of the Audit Committee will be to recommend the annual appointment of our auditors, the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting our operating results and to review our internal control procedures.

We anticipate that our Compensation Committee will develop a Company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate our employees. It is further anticipated that one of the aspects of the program will be to link an employee’s compensation to his or her performance, and that the grant of stock options or other awards related to the price of the common shares will be used in order to make an employee’s compensation consistent with shareholders’ gains. It is expected that salaries will be set competitively relative to the technology development industry and that individual experience and performance will be considered in setting salaries.

At present, executive and director compensation matters are determined by a majority vote of the board of directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board’s practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not our directors, officers, or employees on the same basis as candidates proposed by any other person.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, or the Reporting Persons, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish us with copies of all such reports they file. Based solely on a review of Forms 3 and 4 furnished to us by the Reporting Persons or prepared on behalf of the Reporting Persons by us, we believe that the Reporting Persons have complied with reporting requirements applicable to them.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any of our directors or officers.:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or
c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or
b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics contains standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Commission and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to the board of directors or another appropriate person or persons; and

•	Accountability for adherence to the code.

Indemnification of Officers and Directors

As permitted by Wyoming law, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been our directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Zerify, Inc.

1090 King George’s Post Road

Suite #603

Edison, NJ 08837

Attn: Mark L. Kay, Chairman

Shareholder Recommendations for Board Nominees

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors.

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EXECUTIVE COMPENSATION.

Summary Compensation Table

The following information is related to the compensation paid, distributed, or accrued by us for the fiscal years ended December 31, 2022 and 2021 to our Chief Executive Officer (principal executive officer) during the last fiscal year and the two other most highly compensated executive officers serving as of the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”). The foregoing persons are collectively referred to in this Form 10-K as the “Named Executive Officers.” Compensation information is shown for the years ended December 31, 2022 and 2021:

					Incentive Plan		Securities	Nonqualified Deferred
				Stock	Option		Underlying	Compensation	All Other
Name/ Principal		Salary	Bonus	Awards	Awards		Options/SARs	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)		($)	($)	($)	($)

Mark L. Kay	2022	190,000	10,000	-	88,000		-	-	-	288,000
Chief Executive Officer	2021	161,000	10,000	-	670,000		-	-	-	841,000

George Waller	2022	190,000	10,000	-	88,000		-	-	-	288,000
Executive Vice President	2021	161,000	10,000	-	670,000		-	-	-	841,000

Ramarao Pemmeraju	2022	190,000	10,000	-	88,000		-	-	-	288,000
Chief Technology Officer	2021	161,000	10,000	-	2,729,000	(1)	-	-	-	2,899,999

(1) For 2021, represents the incremental fair value related to the modification of stock options granted to Ramarao Pemmaraju, computed in accordance with FASB Topic 718. In February 2021, 7,000,000 unvested options granted in fiscal 2020 were modified and such options became fully vested.  Pursuant to current accounting guidelines, we remeasured the fair value of these options and determined their fair value to be $2,100,000.

On July 31, 2010, Philip E. Blocker was appointed as our Chief Financial Officer. Mr. Blocker is not our employee. He received fee payments of $2,000 in 2022 and $2,000 in 2021. Mr. Blocker received no option awards in 2022 or 2021.

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Outstanding Option Awards at Year End

The following table provides certain information regarding unexercised options to purchase common stock, stock options that have not vested, and equity-incentive plan awards outstanding at December 31, 2022 for each Named Executive Officer and/or Director:

Outstanding Equity Awards At Fiscal Year-End Table
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark L. Kay	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	10,000,000	-	-	$0.0375	12/22/31
	10,000,000	-	-	$0.005	12/18/30
	604,396	9,395,604	-	$0.0045	12/22/32

George Waller	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	10,000,000	-	-	$0.0375	12/22/31
	604,396	9,395,604	-	$0.0045	12/22/32

Ramarao Pemmaraju	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	10,000,000	-	-	$0.0375	12/22/31
	604,396	9,395,604	-	$0.0045	12/22/32

14

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Director Compensation

All three of our directors were also our executive officers through December 31, 2022. Our directors did not receive any separate compensation for serving as such during fiscal 2022.

Non-Director Compensation

In April 2021, Will Lynch was hired as the Company’s Director of Channel Distribution (a non-Executive Officer position). As Director of Channel Distribution, Will Lynch developed, serviced, and grew relationships with clients. Will Lynch’s annual salary was $100,000 and he was also to receive 2% net of all Channel sales. Will Lynch reported to our Executive Vice President and Marketing Director.  On December 2, 2022, Will Lynch tendered his resignation as the Director of Channel Distribution as well as the Chief Executive Officer of Cybersecurity Risk Solutions, our subsidiary, which is still conducting business and selling its products.

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Share Ownership of Certain Beneficial Owners

The following table sets forth certain information as of December 31, 2022, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 1090 King Georges Post Road, Suite 603, Edison, New Jersey 08837. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

This table is based upon information obtained from our stock records.

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)		PERCENTAGE OF CLASS(2) (excluding Preferred Stock (11)
Mark L. Kay	25,157,002	(3),(11)	1.5373%
Ramarao Pemmaraju	41,971,457	(4),(5),(11)	2.5647%
George Waller	26,574,354	(6),(7),(11)	1.6239%
All directors and executive officers as a group (3 persons)	93,702,813	(8)	5.7259%
NetLabs.com, Inc.	2	(9),(10)	0.00000012%

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 90 days from the date hereof.

(2)

Based on 1,092,417,572 shares of common stock outstanding as of December 31, 2022; also including 21 shares of common stock available upon the conversion of certain convertible loans, 1,255,638 shares of common stock available upon the conversion of Series B Preferred stock, 150,633,001 shares of common stock underlying common stock purchase options and 362,729,077 shares of common stock underlying warrants.

(3)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $240,000 of convertibles and $3,656,250,000,000 per share for $28,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share, and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0045 per share. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common and preferred stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

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(4)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 2 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 116,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.05 per share,  15,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share, and 7,500,000 shares of common stock underlying vested ten-year options valued at $0.0045 per share.  Of the total shares, 64,002 shares, consisting of 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 44,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share, and 2,500,000 shares of common stock underlying vested ten-year options valued at $0.0045 per share are in the name of Sunita Pemmaraju who is a family member and spouse of Ramarao Pemmaraju. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(5)	Excludes shares owned by NetLabs.com, Inc. which is controlled by Ramarao Pemmaraju and another individual.

(6)	Includes 1 share listed in the name of Katherine LaRosa who is a spouse of George Waller.

(7)

Includes 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share, and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0045 per share. Mark Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(8)

Includes 2 shares of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $265,000 of convertibles and $3,656,250,000,000 per share for $33,000 of convertibles, 4 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 260,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 35,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share, and 17,500,000 shares of common stock underlying vested ten-year options valued at $0.0045 per share. Excludes the Series A Preferred Shares: Mark L. Kay, along with Ramarao Pemmaraju and George Waller, each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller, have irrevocably waived any conversion rights.

(9)	Ramarao Pemmaraju controls NetLabs.com, Inc. along with another individual.

(10)	Includes 1 share of common stock underlying vested ten-year options valued at $975,000,000 per share.

(11)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock.

17

DESCRIPTION OF SECURITIES

Equity Incentive Plan Information

The following table sets forth as of December 31, 2022, the total number of shares of our common stock which may be issued upon the exercise of outstanding stock options and other rights under compensation plans approved by the shareholders, and under compensation plans not approved by the shareholders. The table also sets forth the weighted average purchase price per share of the shares subject to those options, and the number of shares available for future issuance under those plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding option		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	150,633,001		$0.0307	182,500,000
Equity compensation plans not approved by security holders	N/A	$	N/A	N/A
Total	150,633,001		$0.0307	182,500,174

2012 Stock Option Plan

In November 2012, the stockholders approved the 2012 Stock Option Plan for our employees, effective January 3, 2013. The number of shares authorized for issuance under the plan was 100,000,000.

The number of shares authorized for issuance under the Incentive Plan was increased to 200,000,000 in September 2016 by unanimous consent of our Board of Directors.

The number of shares authorized for issuance under the Incentive Plan was increased to 400,000,000 in November 2017 by unanimous consent of our Board of Directors.

In December 2020, we awarded options to purchase 57,500,000 shares of our common stock to our management team and employees, exercisable at $0.005 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

In February 2021, 12,250,000 unvested options granted in fiscal 2020 were modified and such options became fully vested. Pursuant to current accounting guidelines, we remeasured the fair value of these options and determined their fair value to be $3,675,000 and was recorded as stock compensation expense. We also recorded additional stock compensation expense of $2,712,000 to account for options granted in the prior year that vested. In addition, we also issued 17,208,335 shares of our common stock upon cashless exercise of 17,500,000 options.

18

In July 2021, we issued 13,557,693 shares of our common stock upon cashless exercise of 15,000,000 options.

In September 2021, we issued 9,189,627 shares of the Company’s common stock upon cashless exercise of 10,000,000 options.

In October 2021, we awarded options to purchase 2,500,000 shares of our common stock to our management team and employees, exercisable at $0.005 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

In December 2021, we awarded options to purchase 65,000,000 shares of our common stock to our management team and employees, exercisable at $0.0375 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

The 2012 Stock Option Plan will terminate on October 5, 2022, the ten-year anniversary of its effective date (ratified by the shareholders on November 16, 2012). However, awards granted before the termination of the 2012 Stock Option Plan may extend beyond that date in accordance with their terms.

The 2022 Omnibus Equity Compensation Plan

In January 20, 2023, the stockholders approved the 2022 Omnibus Equity Compensation Plan for our employees, effective October 4, 2022. The number of shares authorized for issuance under the plan was 250,000,000.

In December 2022, we awarded options to purchase 67,500,000 shares of our common stock to our management team and employees, exercisable at $0.045 per share, expiring ten (10) years from the date of grant and vesting over a six-month period.

General

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares, by themselves, cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

In April 2020, an increase of the authorized shares of our common stock from twelve billion (12,000,000,000) to seventeen billion (17,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in April 2020.

On April 13, 2020, our Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split a resolution for a Reduction in Authorized from seventeen billion (17,000,000,000) Common Stock down to fourteen billion (14,000,000,000) Common Stock, $0.0001 par value. The amendment was adopted in June 2020.

On November 13, 2020, our filing of an Offering Circular on Form 1-A, pursuant to Regulation A (File Number: 024-11267) was qualified by the Securities and Exchange Commission. The Company registered 668,449,198 shares of common stock maximum proceeds of $2,315,000 (after deducting the maximum broker discount and costs of the offering).

In December 2020, a decrease of the authorized shares of our common stock from fourteen billion (14,000,000,000) to four billion (4,000,000,000), $0.0001 par value, was ratified, effective upon the filing of an amendment to our Certificate of Incorporation with the Wyoming Secretary of State. The amendment was adopted in December 2020.

19

Preferred Stock

On October 21, 2010, we amended our Articles of Incorporation in New Jersey to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. On November 15, 2010, we changed our domicile from the  New Jersey to  Wyoming.

In addition to the 10,000,000 shares of preferred stock authorized on October 21, 2010, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock. The bylaws under the Wyoming Incorporation were amended to reflect the rights and preferences of each additional new designation.

The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

The Series B Preferred Stock has preferential liquidation rights in the event of any liquidation, dissolution or winding up of us , such liquidation rights to be paid from our  assets  not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock shall have ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held. The initial price of the Series B Preferred Stock shall be $2.50, (subject to adjustment by our Board of Directors) until such time, if ever, the Series B Preferred Stock are listed on a secondary and/or public exchange.

In February 2014, our Board of Directors amended the conversion feature of the Series B Preferred Stock, to permit conversion to common shares at a 40% market discount to current market value at the time we receive a conversion request. Current market value is defined as the average of the immediately prior five trading day’s closing prices. Additionally, when Series B Preferred Stock shares convert to our common stock, the minimum price discount floor level is set at $0.005, as decided by our Board of Directors.

Series A Preferred Stock

In 2011, we issued three shares of non-convertible Series A Preferred Stock valued at $329,000 per share, or $987,000 in aggregate to three members of the management team. The Series A Preferred Stock are convertible into four times the total number of common shares plus the total number of shares of Series B preferred stock issued and outstanding at the time of conversion and have voting rights equal to eighty percent of our total issued and outstanding common stock shares. . This effectively provided the management team, upon retention of their Series A Preferred Stock, voting control on matters presented to our shareholders.  The shareholders of the Series A Preferred Stock have each irrevocably waived their conversion rights relating to the Series A Preferred Stock issued.

20

Series B Preferred Stock

The Series B Preferred Stock has preferential liquidation rights in the event of any liquidation, dissolution or winding up, such liquidation rights are to be paid from our assets not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock shall have ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held. The initial price of the Series B Preferred Stock shall be $2.50, (subject to adjustment by our Board of Directors) until such time, if ever, the Series B Preferred Stock are listed on a secondary and/or public exchange.

As of December 31, 2022, there were 36,667 shares of Series B Preferred Stock issued and outstanding, 20,000 of which convert to common shares at a 25% market discount and 16,667 of which convert to common shares at a 30% market discount.

All of the above offerings and sales, except the afore-mentioned shares issued pursuant to a conversion of convertible notes, were made in reliance upon the exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933 and/or Section 4(2) of the Securities Act of 1933, based on the following: (a) the investors confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information as requested ; (d) where applicable, the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act of 1933, and agreed to transfer such securities only in a transaction registered under the Securities Act of 1933 or exempt from registration under the Securities Act; and (e) where applicable, a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act of 1933 or transferred in a transaction exempt from registration under the Securities Act of 1933.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

The three shares of the issued and outstanding shares of the Series A preferred stock have voting rights equal to eighty percent of the total issued and outstanding shares of our common stock.

Dividends

Subject to preferences that may be applicable to any then-outstanding shares of Preferred Stock, if any, and any other restrictions, holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our board of directors out of legally available funds. We and our predecessors have not declared any dividends in the past. Further, we do not presently contemplate that there will be any future payment of any dividends on Common Stock.

Amendment of our Bylaws

Our bylaws may be adopted, amended or repealed by the affirmative vote of a majority of our outstanding shares. Subject to applicable law, our bylaws also may be adopted, amended or repealed by our Board of Directors.

Transfer Agent

Our transfer agent is Worldwide Stock Transfer, LLC. Their address is One University Plaza, Suite 505, Hackensack, NJ 07601.

21

TRANSACTIONS WITH RELATED PERSONS

BlockSafe Technologies, Inc.

BlockSafe Technologies, Inc. (“BlockSafe”) was formed on December 1, 2017 in Wyoming. BlockSafe is in the business of providing total cyber security solutions and is the licensee from our company of our desktop anti-malware product called “GuardedID®” and a one-of-a-kind mobile application called “MobileTrust®”. BlockSafe is intended to be developed as an enterprise focusing on using our licensed technology in the field of cryptocurrency and its use of blockchains. BlockSafe has limited revenues to date as it is still in the developmental stage. There can be no assurances on the success of this project or any profitability arising from BlockSafe.

As of December 31, 2022, no tokens have been developed or issued. There is no assurance as to whether, or at what amount, or on what terms, tokens will be available. Moreover, there can be no assurance how such technology will function, which could expose us to legal and regulatory issues. Cryptocurrency and its use of blockchains is still in the development stage and receiving mixed results. The Securities and Exchange Commission has, in its dissemination of information to the public, expressed that tokens in the United States would be treated as securities pursuant to the Howey Test. This standard has been adopted, in various forms, in numerous other jurisdictions. The European Union and China are contemplating their own form of cryptocurrency and Facebook Libra cryptocurrency recently lost the support of PayPal (see https://www.independent.co.uk/topic/cryptocurrency, which article is not incorporated by reference to this filing). On March 30, 2022, the Securities and Exchange Commission’s Division of Examinations announced its 2022 examination priorities which included the review of the use of crypto-assets as one of its top five priorities for review. This review and any regulatory rules and regulations arising from this review may impact the BlockSafe business. In addition, legal and regulatory developments could render the technology impermissible, which could have a material adverse effect on BlockSafe and us.

In June 2018, two members of our management team, George Waller, our Executive Vice President and Ramarao Pemmaraju, our Chief Technical Officer, were appointed to BlockSafe to serve as the Chief Executive Officer and Chief Technical Officer, respectively. Additionally, our Chief Executive Officer of StrikeForce, Mark L. Kay, also an appointee to the Board of Directors of BlockSafe, was appointed as Chairman and President of BlockSafe.

BlockSafe is owned 49% by the Company and 31% is owned by three of our executive officers.  BlockSafe meets the definition of a variable interest entity (“VIE”) and based on the determination that we are the primary beneficiary of BlockSafe, we consolidated BlockSafe’s operating results, assets and liabilities. Intercompany balances and transactions have been eliminated in consolidation. At December 31, 2022, noncontrolling interests represents 51% of BlockSafe that we do not directly own. We and BlockSafe have a management agreement pursuant to which BlockSafe shall remit a management fee of $36,000 per month to us and when BlockSafe reaches a milestone of $1,000,000 in financing, an additional management fee of $5,000,000 shall be owed to us and payable monthly over three years. The management fee is currently eliminated in consolidation. At December 31, 2022 and 2021, the amount of VIE cash on the accompanying consolidated balance sheets can be used only to settle obligations of BlockSafe, and the amounts of VIE accounts payable, VIE Notes Payable, VIE Accrued Interest, and VIE Financing Obligation have no recourse to our general credit.

22

Cybersecurity Risk Solutions, LLC

On April 15, 2021, StrikeForce formally closed a Member Interest Purchase Agreement in which StrikeForce acquired the entire Member Interests of Cybersecurity Risk Solutions, LLC, a New Jersey limited liability company. In April 2021, we issued 500,000 shares of common stock with a fair value of $36,000, for the purchase of Cybersecurity Risk Solutions, LLC. At the date of acquisition, Cybersecurity Risk Solutions, LLC had nominal assets and liabilities, no revenues and limited operating history. Furthermore, we also determined that the acquisition did not meet the requirement of a significant acquisition pursuant to the regulations of the Securities and Exchange Commission.

Cybersecurity Risk Solutions, LLC is a cybersecurity firm offering cyber, privacy & data protection services including a personal cyber risk assessment, the industry’s first cyber health score, report and custom action plan, as well as ongoing vulnerability scanning, hack monitoring and dark web intelligence monitoring. For more information, go to https://SecureCyberID.com (which website is expressly not included in this filing). Will Lynch, the prior sole member of Cybersecurity Risk Solutions, LLC was hired by StrikeForce as the Director of Channel Distribution and not as a Named Executive Officer. A Director of Channel Distribution develops, services, and grows relationships with clients. Mr. Lynch has an annual salary of $100,000 and will also receive 2% net of all Channel sales.  Mr. Lynch, tendered his resignation on December 2, 2022 and hasn’t been replaced at StrikeForce, now called Zerify. Cybersecurity Risk Solutions is still in business and selling its products.

Related Party Convertible Notes

In previous years, we issued convertible notes to related parties/officers in exchange for cash and/or services rendered. The notes are unsecured and are due on December 31, 2023, as amended. As of December 31, 2022, the outstanding balance of the notes payable amounted to $268,000.

During the year ended December 31, 2021, convertible notes payable aggregating $30,000 were repaid. In addition, the remaining noteholder also agreed to extend the maturity date to December 31, 2022 with no changes to the other terms of the notes payable.

At December 31, 2020, accrued interest due on the convertible notes to related parties was $625,000. During the year ended December 31, 2021, interest of $68,000 was accrued, and accrued interest of $64,000 was subsequently repaid. The outstanding balance of these convertible notes at December 31, 2022 and December 31, 2021 amounted to $693,000 and $693,000, respectively.

Related Party Promissory Notes

Notes payable-related parties promissory notes represent notes payable to our Chief Executive Officer ranging in interest rates of 0% per annum to 8% per annum. The notes are unsecured and have extended due dates of December 31, 2023.

At December 31, 2022 and 2021, the balance of notes payable-related parties totaled $693,000 which are all due to our Chief Executive Officer.

23

AVAILABILITY OF SEC FILINGS

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all amendments to those reports, our Code of Ethics and any reports of beneficial ownership of our Common Stock filed by executive officers, directors and beneficial owners of more than 10 percent of the outstanding shares of our Common Stock are posted at sec.gov, or may be requested (exclusive of exhibits), at no cost by mail addressed to

Zerify, Inc., 1090 King Georges Post Road, Suite 603, Edison, NJ 08837

DELIVERY OF MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES

Beneficial holders who own their shares through a broker, bank or other nominee and who share an address with another such beneficial owner are being sent only one Information Statement unless those holders have requested to receive separate copies of these materials. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact Zerify, Inc., 1090 King Georges Post Road, Suite 603, Edison, NJ 08837 in writing or by email to info@zerify.com. We will promptly deliver a separate copy to you upon written or oral request.

MISCELLANEOUS

Web links throughout this Information Statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this Information Statement.

24

APPENDIX A

The Articles of Incorporation of Zerify, Inc.  are amended as follows:

Article IV shall be modified as follows:

ARTICLE IV

CAPITAL STOCK

Number and Designation: The total number of common stock shares of the Corporation that the Corporation may issue (“Authorized Shares) are increased from four billion (4,000,000,000) to ten billion (10,000,000,000), par value of $0.0001 per share

A-1